UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CRA INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Charles River Associates

VOTE

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**Online**

Go to **www.envisionreports.com/CRAI** or scan the QR code — login details are located in the shaded bar below.

**Votes submitted electronically must be received by July 19, 2022 at 1:00 A.M., local time.**

## Shareholder Meeting Notice

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### Important Notice Regarding the Availability of Proxy Materials for CRA International, Inc.'s Shareholder Meeting to be Held on July 19, 2022

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

**This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Annual Meeting of Shareholders, 2022 Proxy Statement and Annual Report to Shareholders will be, on or prior to June 1, 2022, available at:**

**www.envisionreports.com/CRAI**

## Easy Online Access — View your proxy materials and vote.

**Step 1:** Go to **www.envisionreports.com/CRAI**.
**Step 2:** Click on **Cast Your Vote or Request Materials**.
**Step 3:** Follow the instructions on the screen to log in.
**Step 4:** Make your selections as instructed on each screen for your delivery preferences.
**Step 5:** Vote your shares.

**When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.**

**Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before July 8, 2022 to facilitate timely delivery.**

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## Shareholder Meeting Notice

**CRA International, Inc.'s Annual Meeting of Shareholders will be held on Tuesday, July 19, 2022, 8:00 A.M. local time at the offices of CRA International, Inc., located at 200 Clarendon Street, 9th Floor, Boston, Massachusetts 02116**

**Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.**

**The Board of Directors recommends a vote FOR the listed nominees as Class III Directors and FOR Proposals 2 and 3:**

1. To consider and vote upon the election of two Class III Directors:
   01 - Paul Maleh
   02 - Thomas Avery
2. To approve, on an advisory basis, the compensation paid to CRA's named executive officers, as disclosed in the proxy statement for the 2022 meeting of its shareholders.
3. To ratify the appointment by our audit committee of Grant Thornton LLP as our independent registered public accountants for our fiscal year ending December 31, 2022.

**PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.**

### Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

**PLEASE NOTE:** You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.envisionreports.com/CRAI**. Click Cast Your Vote or Request Materials.
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials CRA International, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, requests for a paper copy of proxy materials must be received by July 8, 2022.